EXHIBIT 99.1

                                 CERTIFICATION

           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
CODE)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of VTEX Energy, Inc. (the "Company"), in his Form 10-QSB for the period ended January 31, 2003 as filed with the Securities and Exchange Commission (the "10-QSB Report") that to his knowledge:

     (1) the 10-QSB Report fully complies with the requirements of Section 13
         (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 31, 2003

/s/  Randal B. McDonald, Jr.
----------------------------
Randal B. McDonald, Jr.
Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to VTEX Energy, Inc. and will be retained by VTEX Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.